SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Small Company Growth Fund (the “Fund”)

At a meeting held August 19-20, 2025, the Board of Trustees of the Fund approved a proposal to collapse the master-feeder structure under which the Fund invests 100% of its assets in the Allspring Small Company Growth Portfolio. On or about October 17, 2025, the Fund will begin to invest substantially all of its assets directly in a portfolio of securities. As a result of this change, all references to the “master portfolio” or Small Company Growth Portfolio, as applicable, are hereby removed or replaced with references to the Fund throughout the prospectuses, summary prospectuses and statement of additional information.

August 21, 2025	SUP1848 08-25